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                                                                    Exhibit 10.2

                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("AGREEMENT") is entered into as of September 2, 2005 by and among PowerSecure, Inc., a Delaware corporation, with offices at 230 Capcom Avenue, Suite 107, Wake Forest, North Carolina 27587 ("GRANTOR"), and First National Bank of Colorado, with offices at 3033 Iris Avenue, Boulder, CO 80301 ("LENDER").

                                    RECITALS

     A. Pursuant to that certain Credit Agreement among the Grantor, Southern Flow Companies, Inc., a Delaware corporation ("Southern Flow"), Metretek Incorporated, a Florida corporation ("Metretek"), Metretek Technologies, Inc., a Delaware corporation ("Guarantor") and Lender of same date hereof (as amended from time to time, "Credit Agreement"), Grantor and Southern Flow, have executed two promissory notes: (1) a promissory note of even date herewith, payable to the order of Lender in the original principal amount of $2,500,000.00 (the "Facility A Note"), and (2) a promissory note, of even date herewith, payable to the order of Lender, in the original principal amount of $2,000,000.00 (the "Facility B Note") (collectively, the Facility A Note and the Facility B Note referred to herein as the "Notes).

     B. As security for the Notes and any and all other Indebtedness which may be outstanding from Grantor, Southern Flow, Metretek and Guarantor to Lender from time to time, and as a condition precedent to the obligations of the Lender to make the loan as provided in the Credit Agreement, the Grantor has agreed to execute and deliver this Agreement to Lender.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them under the Credit Agreement.

          "Control" means (i) in the case of each deposit account, "control" as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control" as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, "control" as such term is defined in Section 9-106 of the UCC.

          "Documents": any documents (as such term is defined as of the date of this Agreement in Article 9 of the UCC for the State of Colorado) that relate to any of the Collateral.

          "Indebtedness": all outstanding amounts evidenced by Facility A Note and the Facility B Note, together with all other amounts due, or which may become due, including but not limited to interest, under this Agreement or any of the Loan Documents. Such Indebtedness shall include, without limitation, the following: (a) all Advances under the Facility A Note and the Facility B Note; (b) the principal amount of the Facility A Note; all interest which accrues on any such indebtedness, until payment of such indebtedness in full, including, without limitation, all interest provided for under this Agreement or any other Loan Documents; (c) all other monies payable by Grantor, and all obligations and agreements of Grantor to Lender; (d) all debts owed, or to be owed, by Grantor to others which Lender has obtained, or may obtain, by assignment or otherwise, including, without limitation, debts acquired by Lender from its affiliates that arise either (i) from negative balances which may


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     exist from time to time in any operating, deposit or other account maintained with such affiliate of Lender, or (ii) under any credit card line of credit established by such affiliate of Lender for Grantor; (e) all monies payable by any Third Party, and all obligations and agreements of any Third Party to Lender, pursuant to any of the Loan Documents; and (f) all monies due, and to become due, in any way under the Loan Documents.

          "Intellectual Property": all copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, and all other intellectual property of the Grantor.

     2. Grant of Security Interest in the Collateral. Grantor hereby grants to the Lender, to secure the payment and performance in full of the Indebtedness of the Grantor, a security interest in and pledges and assigns to the Lender the following properties, assets and rights of the Grantor, consisting of all corporate and business assets, properties and rights of the Grantor wherever located, whether now owned or hereafter acquired or arising, and all proceeds, products, and accessions thereof, including but not limited to, the following (all of the same being hereinafter called the "Collateral"):

     (a) All Accounts, as extracted collateral, goods, general intangibles, chattel paper, documents, and Instruments, whether or not specifically assigned to Lender, including, without limitation, all Accounts, and all equipment (whether or not affixed to realty), motor vehicles, furniture and fixtures;

     (b) All guaranties, collateral, Liens on, or security interests in, real or personal property, leases, letter of credit rights and other rights, agreements, and property securing or relating to payment of Accounts;

     (c) All trademarks, trademark rights, patents, patent rights, licenses, permits, trade names, trade name rights, and approvals, including, without limitation, those listed on Schedule 4.1(c) of the Credit Agreement, together with all goodwill, income, royalties, damages and payments now and hereafter due and payable thereunder and with respect thereto. Lender does not currently intend to file financing statements on foreign trademarks or patents but reserves the right to do so in the future at Lender's discretion;

     (d) All contracts and agreements (whether written or oral) between Grantor and third parties (collectively, the "Assigned Agreements");

     (e) The entire goodwill and all product lines of Grantor's business and other general intangibles of Grantor, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae in connection with the use of and symbolized by the trademarks of Grantor.

     (f) All books, records, ledger cards, data processing records, computer software, and other property at any time evidencing or relating to the Collateral;

     (g) All monies, securities (including a pledge of all stock owned in any Affiliate and other property now or hereafter held, or received by, or in transit to, Lender from or for Grantor, and all of Grantor's investment property and financial assets (as each is defined in the UCC)), deposit accounts, credits, and balances with Lender or any third party existing at any time;

     (h) All parts, accessories, attachments, special tools, additions, replacements, substitutions, and accessions to or for all of the foregoing;


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     (i) Any and all other personal property of Grantor; and

     (j) All proceeds and products of all of the foregoing in any form, including, without limitation, amounts payable under any policies of insurance insuring the foregoing against loss or damage, and all increases and profits received from all of the foregoing.

     The Grantor and the Lender hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Indebtedness, whether now existing or hereafter arising and (ii) is not to be construed as an assignment of any Intellectual Property. Any of the foregoing to the contrary notwithstanding, the Collateral shall not include, and the security interest granted herein shall not attach to, any asset subject to a rule of law, statute or regulation or of a lease agreement or any general intangible (including a contract, permit, license or franchise) or a Permitted Lien, where the grant of such security interest would invalidate or constitute a breach or violation of any such rule of law, statute, regulation, lease agreement or general intangible or agreement or agreements creating or giving rise to such Permitted Lien, provided that the limitation set forth in this sentence shall (i) exist only for so long as such rule of law, statute, regulation, lease agreement or general intangible or agreement and the Permitted Lien created therein continue to be effective (and, upon the cessation, termination, expiration of such rule of law, statute, regulation, lease agreement or general intangible or Permitted Lien, or if any such rule of law, statute or regulation is no longer applicable, the security interest granted herein shall be deemed to have automatically attached to such asset) and (ii) not apply with respect to any asset if and to the extent that the prohibition or restriction on the security interest in and to such asset granted in this Agreement is rendered ineffective under Sections 9-406, 9-407, 9-408, or 9-409 of the UCC.

     3. Provisions Relating to Accounts and Assigned Agreements.

     (a) Anything herein to the contrary notwithstanding, nothing contained herein shall relieve Grantor under each of its Accounts and Assigned Agreements to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Lender nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) and Assigned Agreement by reason of or arising out of this Agreement or the receipt by the Lender or any Lender of any payment relating to such Account or Assigned Agreement pursuant hereto, nor shall the Lender or any Lender be obligated in any manner to perform any of the obligations of Grantor under or pursuant to any Account (or any agreement giving rise thereto) or Assigned Agreements to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or Assigned Agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (b) Upon the Lender's request and at the expense of the Grantor, the Grantor shall cause an independent party designated by Lender to furnish to the Lender reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Lender in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Lender's satisfaction the existence, amount and terms of any Accounts.

     4. Representations and Warranties. Grantor hereby represents and warrants to the Lender that until all of the Indebtedness have been repaid in full:


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     (a) Ownership. Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

     (b) Security Interest/Priority. This Agreement creates a valid security interest in favor of Lender, in the Collateral of Grantor and, when properly perfected by filing or upon the Lender's obtaining Control of such Collateral, shall constitute a valid first priority, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing or through Control under the UCC, free and clear of all Liens except for Permitted Liens.

     (c) Consents. Except for the filing or recording of UCC termination statements, UCC financing statements or obtaining Control to perfect the Liens created by this Agreement that may be perfected through the filing of a UCC financing statement or obtaining Control, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of Grantor), is required (except as such have been duly obtained, made or given and are in full force and effect) (i) for the grant by Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Agreement by Grantor or (ii) for the perfection of such security interest or the exercise by the Lender of the rights and remedies provided for in this Agreement.

     (d) Types of Collateral. None of the Collateral consists of, or is the proceeds of, as-extracted collateral, consumer goods, farm products, manufactured homes or standing timber (as each such term is used in the UCC).

     (e) Accounts. With respect to Grantor's Accounts: (i) the goods sold, rented or leased, licensed, or assigned and/or services furnished giving rise to each Account are not subject to any security interest or Lien except the first priority, perfected security interest granted to the Lender herein and except for Permitted Liens; (ii) each Account and the papers and documents of the applicable Grantor relating thereto are genuine and in all material respects what they purport to be; (iii) each Account arises out of a bona fide transaction for goods sold and delivered (or in the process of being delivered), leased, licensed, or assigned by Grantor or for services actually rendered by Grantor, which transaction was conducted in the ordinary course of the Grantor's business and was completed in all material respects in accordance with the terms of any documents pertaining thereto; (iv) no Account of Grantor is evidenced by any Instrument unless upon Lender's request, such Instrument has been endorsed over and delivered to, or submitted to the control of, the Lender; (v) the amount of each Account as shown on the applicable Grantor's books and records, and on all invoices and statements which may be delivered to the Lender with respect thereto, is due and payable to Grantor; (vi) to Grantor' knowledge, the account debtor with respect to each Account has the capacity to contract; (vii) to Grantor's knowledge, there are no proceedings or actions that are threatened or pending against any account debtor whose business is material to the Obligors and their Subsidiaries taken as a whole that are reasonably likely to have a Material Adverse Effect and (viii) no surety bond was required or given in connection with any Account of Grantor or the contracts or purchase orders out of which they arose.

     (f) Intellectual Property.

               (i) As of the date of this Agreement, all of Grantor's Intellectual Property comprised of its registered patents, patent applications, registered trademarks, and its trademark applications is listed in the Schedules to the Credit Agreement. In the event Grantor creates or acquires any additional Intellectual Property which is, or application is made to have it, registered, it will notify the


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          Lender thereof and furnish to it a Schedule (an "Intellectual Property
          Schedule") showing all such Intellectual Property which is owned by or licensed (pursuant to a written license) by or to Grantor as of the date thereof. Such Intellectual Property Schedule shall show the place, if any, in which each such Intellectual Property is registered. Clauses (ii) through (vii) below shall apply only to any Intellectual Property that is required to be described in an Intellectual Property Schedule furnished pursuant to the foregoing.

               (ii) Except as set forth in the Schedules to the Credit Agreement, to Grantor's knowledge, all such registered Intellectual Property of Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned, and to Grantor's knowledge, Grantor is legally entitled to use each of its registered Trademarks.

               (iii) Except as set forth in the Schedules to the Credit Agreement, none of Grantor's Intellectual Property is the subject of any licensing or franchise agreement.

               (iv) No holding, decision or judgment has been rendered by any governmental authority which would materially limit, cancel or question the validity of any Intellectual Property of Grantor.

               (v) No action or proceeding is pending seeking to limit, cancel or question the validity of any Intellectual Property of Grantor in any material respect, or which, if adversely determined, would have a Material Adverse Effect on the value of any such Intellectual Property.

               (vi) To Grantor's knowledge, all applications pertaining to any Intellectual Property of Grantor have been duly and properly filed, and all registrations or letters pertaining to such Intellectual Property have been duly and properly filed and issued, and Grantor is not aware of any challenges that would make any of such Intellectual Property invalid or unenforceable except as set forth in the Schedules to the Credit Agreement.

               (vii) Grantor has not made any assignment or agreement respecting any Intellectual Property which would conflict with the security interest of the Lender in such Intellectual Property granted hereunder.

     (g) Documents and Instruments. All Documents and Instruments are, to Grantor's knowledge, complete, valid, and genuine.

     (h) Restrictions on Security Interest. Grantor is not party to any license or other agreements that would materially limit the Lender's (or any of the Lender's transferees) right to sell, lease, or otherwise use any Inventory upon the Lender's proper exercise of its remedies hereunder.

     (i) Purchase of Collateral. Within the 12-month period preceding the Closing Date, Grantor has not purchased any of the Collateral consisting of goods in a transaction that to the Grantor' knowledge, was outside the ordinary course of the business of Grantor's seller.

     5. Covenants. Grantor covenants that, until all of the Indebtedness have been paid in full, Grantor shall:


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     (a) Other Liens. Use commercially reasonable efforts to defend the
Collateral against the claims and demands of all other parties claiming an interest therein, and keep the Collateral free from all Liens, except for Permitted Liens. Such Grantor shall not sell, exchange, transfer, assign, lease or otherwise dispose of any of the Collateral or any interest therein, except as permitted under the Credit Agreement or any of the other Loan Documents.

     (b) Preservation of Collateral. Use commercially reasonable efforts to keep the Collateral in good order, condition and repair in all material respects; not use the Collateral in any material respect in violation of the provisions of this Agreement; not use the Collateral in any material respect in violation of any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, bylaw, rule, regulation or ordinance; and not permit any Collateral to be or become a fixture to real property or an accession to other personal property unless the Lender has a valid, perfected and first priority security interest for the benefit of the Lender in such real or personal property.

     (c) Possession or Control of Certain Collateral. If any Collateral shall consist of deposit accounts, letter-of-credit rights or uncertificated investment property, execute and deliver (and, with respect to any Collateral consisting of uncertificated investment property, cause the securities intermediary or commodities intermediary with respect to such investment property to execute and deliver) to the Lender, upon the Lender's request, all control agreements, assignments, Instruments or other documents as reasonably requested by the Lender for the purposes of obtaining and maintaining Control of such Collateral.

     (d) Changes in Corporate Structure or Location. Not, without providing 30 days prior written notice to the Lender and without filing (or confirming that the Lender has filed) such amendments to any previously filed financing statements as the Lender may require, (i) alter its corporate existence or, in one transaction or a series of transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets, (ii) change its state of incorporation or formation, (iii) change its registered corporate name,
(iv) change the location of its chief executive office and chief place of business (as well as its books and records) from the locations set forth on Exhibit A hereto.

     (e) Inspection. Allow the Lender or its representatives, with reasonable advance notice, to call at Grantor's places of business at any reasonable time during regular business hours, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Grantor's books, records, journals, orders, receipts, leases, and any correspondence and other data relating to Grantor's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Grantor's business as Lender may consider reasonable under the circumstances. Grantor shall furnish to Lender such information relevant to Lender's rights under this Agreement, as Lender shall at any time and from time to time request. Grantor authorizes Lender to discuss the affairs, finances and business of Grantor with any officers, directors and employees of Grantor authorized by Grantor or with any Affiliate of Grantor or the officers, directors and employees of any Affiliate of Grantor, and to discuss the financial condition of Grantor with Grantor's independent public accountants. Any such discussions shall be without liability to Lender or to Grantor's independent public accountants. Grantor shall pay to Lender all customary fees and out-of-pocket expenses incurred by Lender in the exercise of its rights hereunder, and all of such fees and expenses shall be payable by Grantor on demand; .

     (f) Perfection of Security Interest. Grantor hereby authorizes Lender to prepare and file such financing statements and notices (including renewal statements and in lieu statements) or amendments thereof or supplements thereto or other instruments as the Lender may from time to time


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deem necessary or appropriate to perfect and maintain the security interests granted hereunder in accordance with the UCC and the rules and regulations of the United States Patent and Trademark Office and, subject to Permitted Liens, to ensure the first priority of such security interests. Any financing statement filed by the Lender may contain a general description of the collateral covered thereby, as permitted by the UCC and the rules and regulations of the United States Patent and Trademark Office, which states that the security interest attaches to all personal property or to all assets of the Grantor. Grantor shall from time to time upon request by the Lender also execute and deliver to the Lender such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Lender may reasonably request) and do all such other things as the Lender may reasonably deem necessary or appropriate (i) to assure the Lender that its security interests hereunder are perfected and, subject to Permitted Liens, of the first priority, including, without limitation, such financing statements (including renewal statements and in lieu statements) or amendments thereof or supplements thereto or other instruments as the Lender may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder and to ensure the first priority (subject to Permitted Liens) thereof in accordance with the UCC; (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Lender of its rights and interests hereunder. Grantor hereby irrevocably authorizes and appoints the Lender as Grantor's attorney-in-fact, at Grantor's cost and expense, to file, record and register any and all of the Lender's security interest in Intellectual Property of the Grantor with the United States Patent and Trademark Office or the United States Copyright Office. In the event for any reason the law of any jurisdiction other than Colorado becomes or is applicable to the Collateral of Grantor or any part thereof, or to any of the Indebtedness, Grantor agrees from time to time upon request of the Lender to execute and deliver all such instruments and to do all such other things as the Lender in its reasonable discretion deems necessary or appropriate to preserve, protect and enforce the security interests of the Lender and the first priority thereof (subject to Permitted Liens) under the law of such other jurisdiction (and, if Grantor shall fail to do so promptly upon the request of the Lender, then the Lender may execute any and all such requested documents on behalf of Grantor pursuant to the power of attorney granted hereinabove). Such Grantor agrees to mark its books and records to reflect the security interest of the Lender in the Collateral.

     (g) Treatment of Accounts. (i) not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case other than as normal and customary in the ordinary course of Grantor's business, (ii) maintain at its principal place of business a record of Accounts consistent with its customary business practices, (iii) upon the occurrence and during the continuation of any Event of Default, set aside and hold as trustee for the Lender any merchandise that is returned by a customer or account debtor or otherwise recovered. Unless and until an Event of Default occurs and is continuing, Grantor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted and otherwise for amounts and on terms which Grantor in good faith considers advisable. However, upon the occurrence of any Event of Default and during the continuation thereof, if so instructed by the Lender, Grantor shall settle and adjust disputes and claims, at no expense to the Lender, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business shall be granted to any customer or account debtor and no returns of merchandise shall be accepted by Grantor without the Lender's consent. The Lender may (but shall not be required to), at all times upon the occurrence of any Event of Default and during the continuation thereof, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Lender considers advisable.


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     (h) Covenants Relating to Inventory.

               (i) Use commercially reasonable efforts to maintain, keep and preserve its Inventory in good salable condition at its own cost and expense.

               (ii) If any item of Inventory having a book value of greater than $25,000 is at any time evidenced by a Document, promptly upon request by the Lender, deliver such document of title to the Lender.

     (i) Bank Accounts/Investment Property. Upon the request of Lender, Grantor shall obtain control agreements in a form acceptable to Lender, to establish Control for Lender over securities accounts, security entitlements, and deposit accounts held or placed with any securities intermediary or other third person. Prior to an Event of Default, Grantor shall be entitled to provide trading instructions to any securities intermediary and Lender shall not, prior to an Event of Default, tender a notice of exclusive control over any such account.

     (j) Insurance. Insure the Collateral of Grantor in such amounts, and with such insurance companies, as are customary for the industry and as may be acceptable to the Lender hereunder. All insurance proceeds shall be subject to the security interest of the Lender hereunder.

     6. Special Provisions Relating to Accounts. Anything herein to the contrary notwithstanding, nothing contained herein shall relieve Grantor from any obligation under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. The Lender shall not have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to such Account pursuant hereto, nor shall the Lender be obligated in any manner to perform any of the obligations of Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     7. Special Provisions Regarding Inventory. Notwithstanding anything to the contrary contained in this Agreement, Grantor may, unless and until an Event of Default occurs and is continuing and the Lender instructs Grantor otherwise, without further consent or approval of the Lender, use, consume, sell, rent, lease and exchange the Inventory in the ordinary course of its business as presently conducted, whereupon, in the case of such a sale or exchange, the security interest created hereby in the Inventory so sold or exchanged (but not in any proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Lender.

     8. Performance of Obligations; Advances by Lender. Upon the occurrence and during the continuance of an Event of Default, upon the failure of any Grantor to perform any of the covenants and agreements contained herein, the Lender may, in its reasonable discretion, perform or cause to be performed the same and in so doing may (but shall have no obligation to do so) expend such sums as the Lender may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential lien (other than a Permitted Lien), expenditures made in defending against any adverse claim (other than a Permitted Lien) and all other expenditures which the Lender may make for the protection of the security interest hereof or may be compelled to make


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by operation of law. All such sums and amounts so expended shall be repayable by the Grantor upon demand, shall constitute additional Indebtedness and shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Lender on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantor of any default under the terms of this Agreement or any of the other Loan Documents.
The Lender may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

     9. Events of Default. An Event of Default under the Credit Agreement shall constitute an "Event of Default" hereunder.

     10. Remedies.

     (a) General Remedies. Upon the occurrence of an Event of Default and during continuation thereof, the Lender shall have, in addition to the rights and remedies provided herein, in the Documents, or by law (including, but not limited to, levy of attachment, garnishment and the rights and remedies set forth in the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further, the Lender may, with or without judicial process or the aid and assistance of others, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantor, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantor to assemble and make available to the Lender at the expense of the Grantor any Collateral at any place and time designated by the Lender which is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Lender deems advisable, in its sole discretion. The Grantor agrees that it shall not assert that any action taken by the Lender in compliance with any applicable state or federal law in the conduct of such sale, nor in disclaiming any warranties relating to the Collateral, made such sale not commercially reasonable. In addition to all other sums due the Lender with respect to the Indebtedness, the Grantor shall pay the Lender all reasonable costs and expenses incurred by the Lender, including, but not limited to, reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Indebtedness, or in the prosecution or defense of any action or proceeding by or against the Lender or the Grantor concerning any matter arising out of or connected with this Agreement, any Collateral or the Indebtedness, including, without limitation, any of the foregoing arising in, arising under or related to a case under any bankruptcy, insolvency or similar law. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Grantor in accordance with the notice provisions of
Section 17 at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Lender shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, the Lender may be a purchaser at any such sale. To the extent permitted by applicable law, Grantor hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Lender may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Lender may further postpone such sale by announcement made at such time and place.

     (b) Remedies Relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Lender has exercised any or all of its rights and remedies hereunder, the Lender shall have the right to (i) enforce any Grantor's rights against any account debtors and Grantor's Accounts (ii) notify (or cause its designee to notify) any of Grantor's customers and account debtors that the Accounts of Grantor have been assigned to the Lender or of the Lender's security interest therein, (iii) (either in its own name or in the name of an Grantor or both) demand, collect, receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and
(iv) in the Lender's discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Lender in the Accounts. Grantor acknowledges and agrees that, after the occurrence and during the continuance of any Event of Default, the proceeds of its Accounts remitted to or on behalf of the Lender in accordance with the provisions hereof shall be solely for the Lender's own convenience and that Grantor shall not have any right, title or interest in such proceeds or in any such other amounts except as expressly provided herein. The Lender shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Grantor hereby agrees to indemnify the Lender from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys' fees suffered or incurred by the Lender (each, an "Indemnified Party") because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto. The Lender shall have no liability or responsibility to any Grantor accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

     (c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, (i) the Lender shall have the right to enter and remain upon the various premises of the Grantor without cost or charge to the Lender, and use the same, together with materials, supplies, books and records of the Grantor for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise, (ii) the Lender may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral and (iii) if the Lender exercises its right to take possession of the Collateral, Grantor shall also at its expense perform any and all other steps reasonably requested by the Lender to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Lender, appointing overseers for the Collateral and maintaining inventory records.

     (d) Nonexclusive Nature of Remedies. Failure by the Lender to exercise any right, remedy or option under this Agreement, any other Loan Document, or as provided by law, or any delay by the Lender in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Lender shall only be granted as provided herein. To the extent permitted by law, neither the Lender, nor any party acting as attorney for the Lender, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Lender under this Agreement shall be cumulative and not exclusive of any other right or remedy which the Lender may have.

     (e) Retention of Collateral. The Lender may, after providing the notices required by Section 9-620 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in full or partial satisfaction of the Indebtedness. Unless and until the Lender shall have provided such notices, however, the Lender shall not be deemed to have retained any Collateral in satisfaction of any Indebtedness for any reason.

     (f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Lender is legally entitled, the Grantor shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees of any attorneys employed by the Lender to collect such deficiency. Any surplus remaining after the full payment and satisfaction of the Indebtedness shall be returned to the Grantor or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     (g) Other Security. To the extent that any of the Indebtedness are now or hereafter secured by property other than the Collateral (including, without limitation, real and personal property owned by Grantor), or by a guarantee, endorsement or property of any other Person, then the Lender shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, and the Lender shall have the right, in its sole discretion, to determine which rights, security, Liens, security interests or remedies the Lender shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or any of the Lender's rights or the Indebtedness under this Agreement, under any other of the Loan Documents.

     (h) Securities Accounts. Upon the occurrence of an Event of Default, Lender may tender a notice of exclusive control to any securities intermediary for any securities account.

     11. Rights of the Lender.

     (a) Power of Attorney. Grantor hereby designates and appoints the Lender, on behalf of the Lender, and each of its designees or agents, as attorney-in-fact of Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

               (i) to demand, collect, settle, compromise, adjust, give discharges and releases, all as the Lender may reasonably determine;

               (ii) to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right in respect thereof;

               (iii) to defend, settle, adjust or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Lender may deem reasonably appropriate;

               (iv) to receive, open and dispose of mail addressed to Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral of Grantor, or securing or relating to such Collateral, on behalf of and in the name of Grantor;

               (v) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services which have given rise thereto, as fully and completely as though the Lender were the absolute owner thereof for all purposes;

               (vi) to adjust and settle claims under any insurance policy relating thereto;

               (vii) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security agreements, affidavits, notices and other agreements, instruments and documents that the Lender may determine necessary in order to perfect and maintain the security interests and Liens granted in this Agreement and in order to fully consummate all of the transactions contemplated herein;

               (viii) to institute any foreclosure proceedings that the Lender may deem appropriate; and

               (ix) to do and perform all such other acts and things as the Lender may reasonably deem to be necessary, proper or convenient in connection with the Collateral.

     This power of attorney is a power coupled with an interest and shall be irrevocable until all of the Indebtedness have been paid in full. The Lender shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Lender in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Lender shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Lender solely to protect, preserve and realize upon its security interest in the Collateral.

     (b) Assignment by the Lender. Subject to the terms of the Credit Agreement, the Lender may from time to time assign the Indebtedness and any portion thereof and/or the Collateral and any portion thereof, and the assignee shall be entitled to all of the rights and remedies of the Lender under this Agreement in relation thereto.

     (c) The Lender's Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Lender hereunder, the Lender shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantor shall be responsible for preservation of all rights in the Collateral, and the Lender shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantor. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Lender shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 11 hereof, the Lender shall have no obligation to clean up, repair or otherwise prepare the Collateral for sale.

     12. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Indebtedness and any proceeds of the Collateral, when received by the Lender or Lender in cash or its equivalent, will be applied in reduction of the Indebtedness, first to the payment of costs and expenses, second to payment of interest, and third to payment of principal and Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Lender shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Lender's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     13. Costs of Counsel. If at any time hereafter, whether upon the occurrence of an Event of Default or not, the Lender employs counsel to prepare or consider amendments, waivers or consents with respect to this Agreement, or to take action or make a response in or with respect to any legal or arbitral proceeding relating to this Agreement or relating to the Collateral, or to protect the Collateral or exercise any rights or remedies under this Agreement or with respect to the Collateral, then the Grantor agrees to promptly pay upon demand any and all such reasonable costs and expenses of the Lender, all of which costs and expenses shall constitute Indebtedness hereunder.

     14. Continuing Agreement.

     (a) This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Indebtedness have been paid in full. Upon the repayment of all Indebtedness, this Agreement shall be automatically terminated and the Lender shall, upon the request and at the expense of the Grantor, forthwith release all of its Liens and security interests hereunder and shall execute, if necessary, and deliver all UCC termination statements and/or other documents reasonably requested by the Grantor evidencing such termination. Notwithstanding the foregoing all releases and indemnities provided hereunder shall survive termination of this Agreement.

     (b) This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Indebtedness is rescinded or must otherwise be restored or returned by the Lender or any Lender as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Indebtedness is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Lender or any Lender in defending and enforcing such reinstatement shall be deemed to be included as a part of the Indebtedness.

     15. Amendments; Waivers; Modifications. This Agreement and the provisions hereof may not be amended and amended other than in writing by an agreement or agreements entered into by Grantor and Lender, and Lender may waive compliance by Grantor with any provision of this Agreement; provided, however, that no such consent, waiver modification, or amendment shall extend to or affect any obligation not expressly consented to, waived, modified, or amended, or impair any right consequent on such obligation.

     16. Successors in Interest. This Agreement shall create a continuing security interest in the Collateral and shall be binding upon each of the parties hereto, and their respective successors and assigns, and shall inure, together with all rights and remedies of each of the parties hereto and their respective permitted successors and assigns.

     17. Notices. All notices and other communications hereunder, unless otherwise expressly provided, shall be in writing and made by telecopy, overnight air courier, or certified or registered mail, return receipt requested, and shall be deemed to be received by the party to whom sent one (1) Business Day after sending, if sent by telecopy or overnight air courier; and three (3) Business Days after mailing, if sent by certified or registered mail. All such notices and other communications to a party hereto shall be addressed to such party at the address set forth below or to such other address as such party may designate for itself in a notice to the other party given in accordance with this Section:

         Lender:    First National Bank of Colorado
                    3033 Iris Avenue
                    Boulder, CO 80301-9032
                    Attn: Greg Atkinson
                    Facsimile: 303-443-0181

         copy to:

                    Deborah M. Kelly
                    Faegre & Benson, LLP
                    1900 Fifteenth Street
                    Boulder, CO 80302
                    Facsimile: 303-447-7800

         Grantor:   PowerSecure, Inc.
                    230 Capcom Avenue, Suite 107
                    Wake Forest, NC 27587
                    Attn: President
                    Facsimile: 919-556-3596

         copy to:   Metretek Technologies, Inc.
                    303 East Seventeenth Street, Suite 660
                    Denver, CO 80203
                    Attn: W. Phillip Marcum, President and CEO
                    Facsimile 303-785-8085

                    and

                    Paul R. Hess, Esq.
                    Kegler, Brown, Hill & Ritter Co., L.P.A.
                    65 East State Street, Suite 1800
                    Columbus, OH 43215
                    Facsimile 614-464-2634

     18. Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     19. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning, construction or interpretation of any provision of this Agreement.

     20. Governing Law; Submission to Jurisdiction. The provisions of this Agreement and the respective rights and duties of Grantor and Lender hereunder shall be governed by and construed in accordance with Colorado law. Grantor hereby irrevocably submits to the non-exclusive jurisdiction of any Colorado state or federal court sitting in the State of Colorado, over any action or proceeding arising out of or relating to this Agreement, or any document related to the Indebtedness, and Grantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Colorado state or federal court. The Grantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

     21. Waiver of Jury Trial. GRANTOR AND LENDER EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN LENDER AND GRANTOR ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO

     22. Severability. If any provision of any of the Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

     23. Entirety. This Agreement and the other Loan Documents, represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents or the transactions contemplated herein and therein.

     24. Survival. All representations and warranties of the Grantor hereunder shall survive the execution and delivery of this Agreement, the delivery of the Note.

     25. Marshalling. Neither the Lender nor any Lender shall be under any obligation to marshal any assets in favor of any Grantor or any other Person or against or in payment of any or all of the Indebtedness.

               [Reminder of this Page is Left Intentionally Blank]

     Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

"Lender"                                FIRST NATIONAL BANK OF COLORADO


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


"Grantor"                               POWERSECURE, INC.


                                        By:
                                            ------------------------------------
                                            A. Bradley Gabbard,
                                            Executive Vice President and CFO

                                    EXHIBIT A

                             LOCATION OF COLLATERAL


                                       17